                SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                             Form 8-K

          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  November 7, 1994
                                                 __________________


                    Aetna Life and Casualty Company
_______________________________________________________________________
         (Exact name of registrant as specified in its charter)


                              Connecticut
_______________________________________________________________________
            (State or other jurisdiction of incorporation)


       1-5704                                     06-0843808
_______________________________________________________________________
(Commission File Number)                      (I.R.S. Employer
                                               Identification No.)


151 Farmington Avenue, Hartford, Connecticut           06156
_______________________________________________________________________
(Address of principal executive offices)             (ZIP Code)


Registrant's telephone number, including area code     (203) 273-0123
                                                     __________________


                             Not Applicable
_______________________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)

                             TABLE OF CONTENTS
                             _________________


                                                           Page
                                                           ____

Item 5.  Other Events.                                       3


Signatures                                                   4

Item. 5. Other Events

Subsequent to the filing of its Form 10-Q for the quarterly period ended September 30, 1994, on October 28, 1994, the claims paying rating of The Aetna Casualty and Surety Company was lowered by A.M. Best. Aetna's ratings at October 28, 1994 and at November 7, 1994, follow:

                                                    Rating Agencies
                             ____________________________________________________________
                                                              Moody's Investors  Standard
                             A.M. Best      Duff & Phelps        Service         & Poor's
                             ____________________________________________________________
Aetna Life and Casualty Company
  (senior debt)
October 28, 1994                   *        A+                   A2              A+
November 7, 1994                   *        A+                   A2              A+

Aetna Life and Casualty Company
  (commercial paper)
October 28, 1994                   *        Duff 1               P-1             A-1
November 7, 1994                   *        Duff 1               P-1             A-1

Aetna Life Insurance Company
  (claims paying)
October 28, 1994                   A        AA (on rating        Aa3             A+
                                                watch-down)
November 7, 1994                   A        AA (on rating        Aa3             A+
                                                watch-down)

The Aetna Casualty and Surety Company
  (claims paying)
October 28, 1994                   A        AA (on rating        A1              A+
                                                watch-down)
November 7, 1994                   A-       AA (on rating        A1              A+
                                                watch-down)

Aetna Life Insurance and Annuity Company
  (claims paying)
October 28, 1994                   A++      AAA (on rating       Aa2             AA
                                                 watch-down)
November 7, 1994                   A++      AAA (on rating       Aa2             AA
                                                 watch-down)

* Not rated by the agency.

                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                 Aetna Life and Casualty Company
                                 _______________________________
                                           (Registrant)


Date  November 7, 1994    By           ROBERT E. BROATCH
                             ________________________________________
                                       (Signature)

                                       Robert E. Broatch
                                       Senior Vice President, Finance
                                       and Corporate Controller